UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025
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Markel Group Inc.
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the 2025 Annual Meeting of Shareholders of Markel Group Inc. (the Company) held on May 21, 2025 (the 2025 Annual Meeting), shareholders (i) elected directors to the Board of Directors of the Company (the Board) to serve until the Company's 2026 Annual Meeting of Shareholders or until their respective successors are elected and qualified; (ii) approved on an advisory basis the compensation paid to the Company's named executive officers; (iii) ratified the selection of KPMG LLP by the Audit Committee of the Board as the Company's independent registered public accounting firm for the year ending December 31, 2025; (iv) rejected a shareholder proposal for a report on the Company's greenhouse gas emissions; and (v) approved a shareholder proposal for simple majority vote.

The results of the 2025 Annual Meeting were as follows:

Election of Directors

Director	For	Against	Abstain	Broker Non-Votes

Mark M. Besca	9,308,796	113,595	14,804	1,472,982
Lawrence A. Cunningham	8,773,437	641,297	22,461	1,472,982
Thomas S. Gayner	9,201,312	221,678	14,205	1,472,982
Greta J. Harris	9,234,874	187,573	14,748	1,472,982
Morgan E. Housel	9,251,386	170,434	15,375	1,472,982
Diane Leopold	9,343,152	81,283	12,760	1,472,982
Steven A. Markel	9,165,120	256,198	15,877	1,472,982
Jonathan E. Michael	9,401,560	20,710	14,925	1,472,982
Harold L. Morrison, Jr.	9,354,739	68,633	13,823	1,472,982
Michael O'Reilly	9,093,647	328,285	15,263	1,472,982
A. Lynne Puckett	9,357,994	65,820	13,381	1,472,982
Advisory Vote on Approval of Executive Compensation

For	Against	Abstain	Broker Non-Votes

9,197,809	197,286	42,100	1,472,982
Ratification of Selection of KPMG LLP as Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes

10,230,334	656,685	23,158	N/A
Shareholder Proposal - Report on Company's Greenhouse Gas Emissions

For	Against	Abstain	Broker Non-Votes

1,374,345	7,900,834	162,016	1,472,982
Shareholder Proposal - Simple Majority Vote

For	Against	Abstain	Broker Non-Votes

6,697,023	2,716,073	24,099	1,472,982

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL GROUP INC.

May 23, 2025	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary
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